Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities I LLC, Bear Stearns Asset Backed Securities I Trust 2004-FR3, Asset-Backed Certificates,
Series 2004-FR3 as reflected in the security position listing as of December 31, 2004 provided by DTC.
Name and Address of Holder
Amount Held
% Class

I-A-1
Bank of New York
68,510,000
32%
One Wall Street
New York, NY 10286

UBSSEC/CMO
58,500,000
27%
299 Park Avenue
New York, NY 10171
Mellon Trust
75,000,000
35%
525 William Penn Place
Suite 3418
Pittsburg, PA 15259

I-A-2
JP Morgan Chase Bank NA
5,000,000
6%
14201 Dallas Parkway
Dallas, TX 75254
SSB&T Co.
40,961,000
56%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
Mellon Trust
13,140,000
18%
525 William Penn Place
Suite 3418
Pittsburg, PA 15259

Northern Trust
8,610,000
11%
801 S. Canal C-IN
Chicago, IL 60607

II-A
FA MA INVT
767,512,000
100%
3900 Wisconsin Avenue, NW
Washington, DC 20016

BONY/SO GE
10,000,000
13%
One Wall Street
New York, NY 10286

ML SFKPG
17,794,000
23%
4 Corporate Place
Piscataway, NY 08854

JP Morgan Chase Bank NA
41,794,000
54%
14201 Dallas Parkway
Dallas, TX 75254

Merrill Lynch
7,000,000
9%
101 Hudson Street, Ninth Floor
Jersey City, NY 07302

LaSalle Bank
19,557,000
29%
135 South LaSalle Street
Chicago, IL 60603
SSB&T Co.
19,965,000
30%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
JP Morgan Chase Bank NA
5,190,000
7%
14201 Dallas Parkway
Dallas, TX 75254

WESTLB AGY
19,558,000
29%
1211 Avenue of the Americas
New York, NY 10286

CCM/SAL BR
6,750,000
34%
333 W. 34 th Street. Third Floor
New York, NY 10001

WESTLB AGY
4,000,000
20%
1211 Avenue of the Americas
New York, NY 10286

JPM/GW CAP
2,888,000
14%
4 New York Plaza , Twenty-First Floor
New York, NY 10004

Wells Fargo Bank NA
6,000,000
30%
733 Marquette Avenue
Minneapolis, MN 55479

CGM/SAL BR
6,020,000
35%
333 W. 34 th Street, Third Floor
New York, NY 10001
JP Morgan Chase Bank NA
6,400,000
37%
14201 Dallas Parkway
Dallas, TX 75254
Merrill Lynch
4,600,000
27%
101 Hudson Street, Ninth Floor
Jersey City, NY 07302

JPM/GW CAP
3,800,000
24%
4 New York Plaza , Twenty-First Floor
New York, NY 10004

JP Morgan Chase Bank NA
3,500,000
22%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
8,410,000
53%
299 Park Avenue
New York, NY 10171

Citibank
2,800,000
21%
3800 Citibank Center B3-15
Tampa, FL 33610
Merrill Lynch
1,000,000
7%
101 Hudson Street, Ninth Floor
Jersey City, NY 07302
JP Morgan Chase Bank NA
5,000,000
38%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
3,892,000
29%
299 Park Avenue
New York, NY 10171

BONY/BARCL
9,360,000
43%
One Wall Street
New York, NY 10286

CGM/SAL BR
12,242,000
57%
333 W. 34 th Street, Third Floor
New York, NY 10001